11. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Details
Loss before income taxes	$ (939,124)	$ (1,056,142)
Expected income tax recovery	(255,000)	(287,000)
Permanent differences	(40,000)	(5,000)
Share issue costs	(40,000)	(21,000)
Change in unrecognized deductible temporary differences	335,000	313,000
Total deferred income tax (recovery) expense	$ 0	$ 0